UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2005

CHIQUITA BRANDS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-1550	04-1923360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 East Fifth Street, Cincinnati, Ohio 45202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (513) 784-8000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (Amendment No. 1) amends and restates Item 9.01 of the Current Report on Form 8-K previously filed by Chiquita Brands International, Inc. (“Chiquita”) with the Securities and Exchange Commission on July 1, 2005 to include historical financial statements of the “Fresh Express” division of Performance Food Group Company and the pro forma financial information required by Item 9.01 of Form 8-K with respect to Chiquita’s acquisition of Fresh Express. Similar proforma financial information and historical financial statements of Fresh Express have previously been furnished pursuant to Regulation F-D in Item 7.01 of Chiquita’s Current Reports on Form 8-K dated June 15, 2005 (filed on June 15, 2005 and June 16, 2005).

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited combined financial statements of Fresh Express as of January 1, 2005 and January 3, 2004, and for each of the years in the three-year period ended January 1, 2005, along with the report of independent auditors are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited balance sheet as of April 2, 2005, the unaudited combined statements of earnings and cash flows for the three months ended April 2, 2005 and April 3, 2004 and the notes to the unaudited financial statements for Fresh Express are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined income statements for the quarter ended March 31, 2005 and the year ended December 31, 2004, and the unaudited pro forma condensed combined balance sheet as of March 31, 2005, and the notes to the unaudited pro forma financial information are included as Exhibit 99.3 of this Current Report on Form 8-K/A and are incorporated herein by reference.

(c) Exhibits.

23	Consent of KPMG LLP, Independent Auditor.

99.1	Audited Combined Financial Statements of Fresh Express as of January 1, 2005 and January 3, 2004 and for the years ended January 1, 2005, January 3, 2004 and December 28, 2002, and the Notes to the audited Combined Financial Statements.

99.2	Unaudited Combined Financial Statements of Fresh Express as of April 2, 2005 and January 1, 2005 and for the three months ended April 2, 2005 and April 3, 2004, and the Notes to the unaudited Combined Financial Statements.

99.3	Unaudited Pro Forma Condensed Combined Income Statements for the quarter ended March 31, 2005 and year ended December 31, 2004, and the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2005, and the Notes to the Unaudited Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2005	CHIQUITA BRANDS INTERNATIONAL, INC.

	By:	/s/ Brian W. Kocher
Brian W. Kocher
Vice President, Controller and Chief Accounting Officer

Exhibit Index

Exhibit No.	Exhibit Description

23	Consent of KPMG LLP, Independent Auditor.

99.1	Audited Combined Financial Statements of Fresh Express as of January 1, 2005 and January 3, 2004 and for the years ended January 1, 2005, January 3, 2004 and December 28, 2002, and the Notes to the audited Combined Financial Statements.

99.2	Unaudited Combined Financial Statements of Fresh Express as of April 2, 2005 and January 1, 2005 and for the three months ended April 2, 2005 and April 3, 2004, and the Notes to the unaudited Combined Financial Statements.

99.3	Unaudited Pro Forma Condensed Combined Income Statements for the quarter ended March 31, 2005 and year ended December 31, 2004, and the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2005, and the Notes to the Unaudited Pro Forma Financial Information.